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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Risk Factors" and "Experts" and to the use of our report dated March 2, 2001, in the Registration Statement (Form SB-2, File No. 333-75494) and related Prospectus of MigraTEC, Inc. for the registration of 68,225,485 shares of its common stock.


                                                      /s/ Ernst & Young LLP
                                                      ----------------------
                                                      Ernst & Young LLP




Dallas, Texas
February 1, 2002